UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT No. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	4950	13-3832215
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

(Address, including zip code, and telephone number,

Including area code, of registrant’s principal executive offices)

Copies to:

Joseph M. Lucosky, Esq.

Scott E. Linsky, Esq.

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Iselin, NJ 08830

(732) 395-4400

Approximate date of commencement of proposed sale to the public: As soon as practicable after the date hereof.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration Statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☒ 333-216621

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company Emerging growth company	☒ ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act . ☐

AMENDMENT PURPOSE

Meridian Waste Solutions, Inc. is filing this post-effective amendment to the registration statement on Form S-3 (File No. 333-216621), as amended (the “Registration Statement”), pursuant to Rule 462(d) promulgated under the Securities Act of 1933, as amended, which is being filed solely to add a new exhibit to Item 16(a) of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)           EXHIBITS

Exhibit Number	Description

1.1*	Form of Underwriting Agreement.

3.1	Restated Certificate of Incorporation of Brooklyn Cheesecake & Deserts Company, Inc. (incorporated herein by reference to Exhibit 3.1 to the Brooklyn Cheesecake & Desserts Company, Inc. Current Report on Form 8-K filed with the SEC on December 15, 2014)

3.2	Certificate of Amendment of the Certificate of Incorporation of Brooklyn Cheesecake and Desserts Company, Inc. (incorporated herein by reference to Exhibit 3.1 to the Brooklyn Cheesecake & Desserts Company, Inc. Annual Report on Form 10-K filed with the SEC on April 15, 2015)

3.3	Certificate of Amendment to Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on July 25, 2016)

3.4	Amended and Restated By-laws of Brooklyn Cheesecake & Deserts Company, Inc. (incorporated herein by reference to Exhibit 3.2 to the Brooklyn Cheesecake & Desserts Company, Inc. Current Report on Form 8-K filed with the SEC on December 15, 2014)

3.5	By-Laws of Brooklyn Cheesecake & Dessert Acquisition Corp. (incorporated herein by reference to Exhibit 3.21 to the Brooklyn Cheesecake & Desserts Company, Inc. Current Report on Form 8-K filed with the SEC on December 15, 2014)

4.1	First Amendment to Credit and Guaranty Agreement, dated as of March 9, 2016, entered into by and among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Brooklyn Cheesecake & Desserts Acquisition Corp., Meridian Land Company, LLC, Christian Disposal, LLC, and FWCD, LLC, Meridian Waste Solutions, Inc. (“Holdings”) and certain subsidiaries of Holdings, as Guarantors, the Lenders party hereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger (incorporated herein by reference to Exhibit 4.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on March 15, 2016)

4.2	Credit and Guaranty Agreement, dated as of December 22, 2015, entered into by and among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Brooklyn Cheesecake & Desserts Acquisition Corp., Meridian Land Company, LLC, Christian Disposal, LLC, and FWCD, LLC, Meridian Waste Solutions, Inc. (“Holdings”) and certain subsidiaries of Holdings, as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger (incorporated herein by reference to Exhibit 4.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on December 29, 2015)

4.3	Tranche A Term Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $40,000,000, dated December 22, 2015 (incorporated herein by reference to Exhibit 4.2 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on December 29, 2015)

4.4	MDTL Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $10,000,000, dated December 22, 2015 (incorporated herein by reference to Exhibit 4.3 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on December 29, 2015)

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4.5	Revolving Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $5,000,000, dated December 22, 2015 (incorporated herein by reference to Exhibit 4.4 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on December 29, 2015)

4.6	Purchase Warrant for Common Shares issued in favor of Goldman, Sachs & Co., dated December 22, 2015 (incorporated herein by reference to Exhibit 4.5 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on December 29, 2015)

4.7	Pledge and Security Agreement between the grantors party thereto and Goldman Sachs Specialty Lending Group, L.P., dated December 22, 2015 (incorporated herein by reference to Exhibit 4.6 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on December 29, 2015)

4.8	Note and Warrant Purchase Agreement and Security Agreement, by and among Meridian Waste Solutions, Inc., Here to Serve - Missouri Waste Division, LLC, Here to Serve - Georgia Waste Division, LLC, Meridian Land Company, LLC, certain subsidiaries of the Company, the purchasers from time to time party thereto and Praesidian Capital Opportunity Fund III, LP, dated August 6, 2015 (incorporated herein by reference to Exhibit 4.1 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015)

4.9	Note A, issued in favor of Praesidiant Capital Opportunity Fund III, LP, in the principal amount of $2,644,812.57, dated August 6, 2015 (incorporated herein by reference to Exhibit 4.2 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015)

4.10	Note A, issued in favor of Praesidian Capital Opportunity Fund III-a, LP, in the principal amount of $1,025,187.43, dated August 6, 2015 (incorporated herein by reference to Exhibit 4.3 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015)

4.11	Note B, issued in favor of Praesidian Capital Opportunity Fund III, LP, in the principal amount of $5,170,716.68, dated August 6, 2015 (incorporated herein by reference to Exhibit 4.4 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015)

4.12	Note B, issued in favor of Praesidian Capital Opportunity Fund III-a, LP, in the principal amount of $2,004,283.32, dated August 6, 2015 (incorporated herein by reference to Exhibit 4.5 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015)

4.13	Warrant issued in favor of Praesidian Capital Opportunity Fund III, LP, dated August 6, 2015 (incorporated herein by reference to Exhibit 4.6 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015)

4.14	Warrant issued in favor of Praesidian Capital Opportunity Fund III-a, LP, dated August 6, 2015 (incorporated herein by reference to Exhibit 4.7 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015)

4.15	Warrant Cancellation and Stock Issuance Agreement made and entered into as of December 22, 2015, by and among Praesidian Capital Opportunity Fund III, LP, Praesidian Capital Opportunity Fund III-A, LP, and Meridian Waste Solutions, Inc. (incorporated herein by reference to Exhibit 4.15 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on December 29, 2015)

4.16	Convertible Promissory Note, issued in favor of Timothy Drury, in the principal amount of $1,250,000, dated December 22, 2015 (incorporated herein by reference to Exhibit 4.16 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on December 29, 2015)

4.17	Form of Warrant – June 2016 (incorporated herein by reference to Exhibit 10.2 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on June 9, 2016)

4.18	Second Amendment to Credit and Guaranty Agreement, dated as of July 19, 2016, entered into by and among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Brooklyn Cheesecake & Desserts Acquisition Corp., Meridian Land Company, LLC, Christian Disposal, LLC, and FWCD, LLC, Meridian Waste Solutions, Inc. (“Holdings”) and certain subsidiaries of Holdings, as Guarantors, the Lenders party hereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger (incorporated herein by reference to Exhibit 4.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on July 25, 2016)

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4.19	Amended and Restated Purchase Warrant for Common Shares issued in favor of Goldman, Sachs & Co., dated July 19, 2016 (incorporated herein by reference to Exhibit 4.2 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on July 25, 2016)

4.20	Form of Warrant Agency Agreement by and between Meridian Waste Solutions, Inc. and Issuer Direct Corporation and Form of Warrant Certificate (incorporated herein by reference to Exhibit 4.20 to Meridian Waste Solutions, Inc. Amendment No. 1 to the Registration Statement on Form S-1 filed with the SEC on November 18, 2016)

4.21	Waiver and Amendment Letter, dated as of August 16, 2016, entered into by and among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Brooklyn Cheesecake & Desserts Acquisition Corp., Meridian Land Company, LLC, Christian Disposal, LLC, and FWCD, LLC, Meridian Waste Solutions, Inc. (“Holdings”) and Goldman Sachs Specialty Lending Group, L.P., as administrative agent for the Lenders, Collateral Agent, and Lead Arranger (incorporated herein by reference to Exhibit 4.4 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 15, 2016)

4.22	Fourth Amendment to Credit and Guaranty Agreement, dated as of November 11, 2016, entered into by and among Here to Serve –Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Brooklyn Cheesecake& Desserts Acquisition Corp., Meridian Land Company, LLC, Christian Disposal, LLC, and FWCD, LLC, Meridian Waste Solutions, Inc. (“Holdings”) and certain subsidiaries of Holdings, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as administrative agent for the Lenders, Collateral Agent, and Lead Arranger (incorporated herein by reference to Exhibit 4.5 to the Meridian Waste Solutions, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 15, 2016)

4.23	Form of Warrant Cancellation and Stock Issuance Agreement by and between Meridian Waste Solutions, Inc. and Goldman, Sachs & Co. (incorporated herein by reference to Exhibit 4.23 to the Meridian Waste Solutions, Inc. Amendment No.1 to the Registration Statement on Form S-1 filed with the SEC on November 18, 2016)

4.24	Warrant Cancellation and Stock Issuance Agreement, dated as of December 9, 2016, by and between Meridian Waste Solutions, Inc. and Goldman, Sachs & Co. (incorporated herein by reference to Exhibit 4.24 to the Meridian Waste Solutions, Inc. Amendment No. 3 to the Registration Statement on Form S-1 filed with the SEC on December 12, 2016)

4.25	Amended and Restated Warrant Cancellation and Stock Issuance Agreement, dated as of January 9, 2017, by and between Meridian Waste Solutions, Inc. and Goldman, Sachs & Co. (incorporated herein by reference to Exhibit 4.25 to the Meridian Waste Solutions, Inc. Amendment No. 5 to the Registration Statement on Form S-1 filed with the SEC on January 11, 2017)

4.26	Amended and Restated Credit and Guaranty Agreement, dated as of February 15, 2017, among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Meridian Waste Operations, Inc., Meridian Land Company, LLC, Christian Disposal, LLC, FWCD, LLC, The CFS Group, LLC, The CFS Group Disposal and Recycling Services, LLC, RWG5, LLC, Meridian Waste Missouri, LLC, and Meridian Innovations, LLC, as Companies, Meridian Waste Solutions, Inc., as Holdings, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger (incorporated herein by reference to Exhibit 4.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on February 15, 2017)

4.27	Amended and Restated Tranche A Term Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $65,500,000, dated February 15, 2017 (incorporated herein by reference to Exhibit 4.2 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on February 15, 2017)

4.28	Tranche B Term Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $8,600,000, dated February 15, 2017 (incorporated herein by reference to Exhibit 4.3 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on February 15, 2017)

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4.29	Amended and Restated MDTL Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $10,000,000, dated February 15, 2017 (incorporated herein by reference to Exhibit 4.4 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on February 15, 2017)

4.30	Amended and Restated Revolving Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $5,000,000, dated February 15, 2017 (incorporated herein by reference to Exhibit 4.5 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on February 15, 2017)

4.31	Amended and Restated Pledge and Security Agreement between the grantors party thereto and Goldman Sachs Specialty Lending Group, L.P., dated February 15, 2017 (incorporated herein by reference to Exhibit 4.6 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on February 15, 2017)

4.32	First Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of April 28, 2017, among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Meridian Waste Operations, Inc., Meridian Land Company, LLC, Christian Disposal, LLC, FWCD, LLC, The CFS Group, LLC, The CFS Group Disposal and Recycling Services, LLC, RWG5, LLC, Meridian Waste Missouri, LLC, and Meridian Innovations, LLC, as Companies, Meridian Waste Solutions, Inc., as Holdings, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger (incorporated herein by reference to Exhibit 4.2 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on June 6, 2017)

4.33	Extension Letter, dated May 31, 2017 (incorporated herein by reference to Exhibit 4.3 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on June 6, 2017)

4.34*	Form of Certificate of Designation

4.35*	Form of Preferred Stock Certificate

4.36*	Form of Warrant Agreement

4.37*	Form of Warrant Certificate

4.38*	Form of Rights Agreement

4.39*	Form of Units Agreement

4.40*	Form of Note

5.1†	Opinion of Lucosky Brookman LLP

23.1††	Consent of D’Arelli Pruzansky, PA

23.2††	Consent of Hein & Associates LLP

23.3	Consent of Lucosky Brookman LLP (Included in Exhibit 5.1)

24.1	Powers of Attorney (incorporated by reference to the signature page hereto)

* To be filed by reference in connection with the offering of the securities.

† Filed herewith.

†† Filed with Amendment No. 2 to Registration Statement on Form S-3.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milton, State of Georgia, on June 16, 2017.

MERIDIAN WASTE SOLUTIONS, INC.

By:	/s/ Jeffrey S. Cosman
Jeffrey S. Cosman
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Chris Diaz
Chris Diaz
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Jeffrey S. Cosman and Chris Diaz, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Jeffrey S. Cosman	Chief Executive Officer, Chairman	June 16, 2017
Jeffrey S. Cosman

/s/ Chris Diaz	Chief Financial Officer	June 16, 2017
Chris Diaz

/s/ Walter H. Hall, Jr.	President, Chief Operating Officer, Director	June 16, 2017
Walter H. Hall, Jr.

/s/ Thomas Cowee	Director	June 16, 2017
Thomas Cowee

/s/ Jackson Davis, Jr.	Director	June 16, 2017
Jackson Davis, Jr.

/s/ Joseph Ardagna	Director	June 16, 2017
Joseph Ardagna

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